                            THE MALAYSIA FUND, INC.

---------------------------------------------

OFFICERS AND DIRECTORS

Barton M. Biggs                           Dato Malek Merican
CHAIRMAN OF THE BOARD                     DIRECTOR
OF DIRECTORS                              William G. Morton, Jr.
Frederick B. Whittemore                   DIRECTOR
VICE CHAIRMAN OF THE BOARD OF DIRECTORS   James W. Grisham
Warren J. Olsen                           VICE PRESIDENT
PRESIDENT AND DIRECTOR                    Michael F. Klein
Peter J. Chase                            VICE PRESIDENT
DIRECTOR                                  Harold J. Schaaff, Jr.
John W. Croghan                           VICE PRESIDENT
DIRECTOR                                  Joseph P. Stadler
David B. Gill                             VICE PRESIDENT
DIRECTOR                                  Valerie Y. Lewis
Graham E. Jones                           SECRETARY
DIRECTOR                                  James R. Rooney
John A. Levin                             TREASURER
DIRECTOR                                  Belinda A. Brady
                                          ASSISTANT TREASURER

---------------------------------------------
U.S. INVESTMENT ADVISER

Morgan Stanley Asset Management Inc.
1221 Avenue of the Americas
New York, New York 10020
--------------------------------------------------------
MALAYSIAN INVESTMENT ADVISER
Arab-Malaysian Consultant Sdn Bhd
21st-29th Floors, Bangurian Arab-Malaysian
Jalan Raja Chulan, 5200 Kuala Lumpur, Malaysia
--------------------------------------------------------
ADMINISTRATOR
The Chase Manhattan Bank
73 Tremont Street
Boston, Massachusetts 02108
--------------------------------------------------------
CUSTODIANS
Morgan Stanley Trust Company
One Pierrepont Plaza
Brooklyn, New York 11201
The Chase Manhattan Bank
770 Broadway
New York, New York 10003
--------------------------------------------------------
SHAREHOLDER SERVICING AGENT
Boston Equiserve
Investor Relations Department
P.O. Box 644
Boston, Massachusetts 02102-0644
(617) 575-3120
--------------------------------------------------------
LEGAL COUNSEL
Sullivan & Cromwell
125 Broad Street
New York, New York 10004
--------------------------------------------------------
INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

--------------------------------------------------------
For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726.

                            ------------------------

                                      THE
                                 MALAYSIA FUND,
                                      INC.

                             ---------------------

                                 ANNUAL REPORT
                               DECEMBER 31, 1996
                      MORGAN STANLEY ASSET MANAGEMENT INC.
                               INVESTMENT ADVISER

LETTER TO SHAREHOLDERS
--------

For the year ended December 31, 1996, The Malaysia Fund, Inc. (the "Fund") had a total return, based on net asset value per share, of 19.93%, compared to 25.12% for the U.S. dollar adjusted Kuala Lumpur Stock Exchange Index ("KLSE Index"). For the period since the Fund's commencement of operations on May 4, 1987 through December 31, 1996, the Fund's total return, based on net asset value per share, was 214.58%, compared to 210.71% for the KLSE Index. On December 31, 1996, the closing price of the Fund's shares on the New York Stock Exchange was $17.50, representing a 9.3% discount to the NAV per share.

The Malaysian market registered a credible performance in 1996 with a gain of approximately 25%. Second bank stocks, however, gained almost 93% on a composite basis, reflecting strong liquidity in the system. Mergers in the banking sector also resulted in a re-rating of small to medium size banks. Major index stocks such as Telekom and Tenaga (two of the Fund's top ten stocks) performed well with gains of 13% and 21%, respectively, as the regulatory environment appeared to be shifting in their favor.

After nine consecutive years of uninterrupted economic growth in excess of 8% per annum, the Malaysian economy is beginning to show some signs of moderation with GDP growth for 1996 estimated to be 8.2%. A slowdown in exports growth in tandem with a more muted OECD growth rate as well as inventory adjustments in the electronics sector helped cool an economy that seemed to be straining at the seams. A continued stream of infrastructure projects, however, helped to shelter the economy from a more pronounced slowdown. Malaysia's trade and account deficits also registered significant declines on the back of a weaker Japanese yen, which accounted for the bulk of Malaysia's imports of capital and intermediate goods. The current accounts deficit improved to MR$10.7 billion, or 4.6% of GDP, compared with MR$18.7 billion, or 9% of GDP, a year ago. Inflation remained subdued averaging around 3.5%. The economy, however, continued to operate at full capacity with the unemployment rate at a low of 2.7%.

The Fund's underperformance compared to the KLSE Index was largely due to the decline in Genting (-17.9%) and Resorts World (-15.4%), companies in which the Fund has substantial weightings. These stocks substantially underperformed the market as weak earnings growth rates and several unfortunate vehicle accidents at the highlands cast a pall on their share prices. Given that the recent expansion in these companies' casino and hotel room spaces is expected to yield benefits in the near future, the de-rating of these two companies is expected to be at its tail-end. The Fund was also affected by the strong performances of key component stocks such as Telekom and Tenaga in which the Fund was underweighted. Towards the end of the year, the Fund also raised a significant amount of cash (14% of net assets) in preparation for its required year-end dividend payment and, therefore, was unable to participate fully in the late year market rally.

Looking ahead to 1997, the Malaysian economy is expected to grow at an 8.0% rate, supported by continued buoyancy in the construction sector and a recovery in the manufacturing sector. Interest rates are expected to remain stable with an easier bias as inflationary pressures continue to be subdued. While further progress in improving the external deficits may be difficult to achieve over the near-term, the magnitude of the current account deficit is expected to be at a more manageable level of 5% of GDP for 1997.

The Malaysian market is poised for a continued rally into the first quarter of 1997, fueled by a benign interest rate outlook, improved corporate earnings growth of 16% (compared to 13% in 1996), receding fears over current account deficits and good liquidity conditions. The market's valuation at 19 times prospective 1997 earnings is within the lower band of historical ranges and, therefore, is fairly undemanding.

Having adjusted for the dividend distribution noted above, the Fund currently is fully invested to ride on the anticipated upswing in the market as sentiment is expected to remain bullish in the first quarter of 1997.

Sincerely,

           [SIGNATURE]
Warren J. Olsen
PRESIDENT AND DIRECTOR

[SIGNATURE]
Ean Wah Chin
SENIOR PORTFOLIO MANAGER

 [SIGNATURE]
Joseph Tern
PORTFOLIO MANAGER
January 1997

--------------------------------------------------------------------------------

MORGAN STANLEY GROUP INC., THE DIRECT PARENT COMPANY OF THE FUND'S INVESTMENT ADVISER, MORGAN STANLEY ASSET MANAGEMENT INC., RECENTLY ANNOUNCED ITS INTENTION TO MERGE WITH DEAN WITTER, DISCOVER & CO. TO FORM MORGAN STANLEY, DEAN WITTER, DISCOVER & CO. IT CURRENTLY IS ANTICIPATED THAT THE TRANSACTION WILL CLOSE IN MID-1997. THEREAFTER, MORGAN STANLEY ASSET MANAGEMENT INC. WILL BE A SUBSIDIARY OF MORGAN STANLEY, DEAN WITTER, DISCOVER & CO.

The Malaysia Fund, Inc.
Investment Summary as of December 31, 1996 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

HISTORICAL
INFORMATION
                                                           TOTAL RETURN (%)
                             ----------------------------------------------------------------------------

                                 MARKET VALUE (1)        NET ASSET VALUE (2)           INDEX (1)(3)
                             ------------------------  ------------------------  ------------------------
                                            AVERAGE                   AVERAGE                   AVERAGE
                              CUMULATIVE     ANNUAL     CUMULATIVE     ANNUAL     CUMULATIVE     ANNUAL
                             ------------------------  ------------------------  ------------------------
ONE YEAR                          18.92%       18.92%       19.93%       19.93%       25.12%       25.12%
FIVE YEAR                        153.02+       20.40+      141.85+       19.32+      139.98        19.13
SINCE INCEPTION*                 185.39+       11.46+      214.58+       12.58+      210.71        12.44

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
--------------------------------------------------------------------------------

RETURNS AND PER SHARE INFORMATION
A BAR CHART REFLECTING THE DATA BELOW IS REFLECTED HERE.

 YEARS ENDED DECEMBER 31:
                               1987*      1988       1989       1990       1991       1992       1993       1994       1995
 NET ASSET VALUE PER SHARE     $7.42      $8.98     $13.77     $12.41     $13.55     $16.28     $27.32     $18.57     $18.58
Market Value Per Share           $5.88      $7.50     $18.75     $11.38     $11.75     $16.25     $28.00     $17.38     $17.00
Premium/(Discount)             -20.80%    -16.50%     36.20%     -8.30%    -13.30%     -0.20%      2.50%     -6.40%     -8.50%
Income Dividends                 $0.15      $0.17      $0.11      $0.21      $0.07          -      $0.16      $0.02          -
Capital Gains Distributions          -          -          -          -          -          -      $1.13      $3.59      $0.84
Fund Total Return (2)          -32.20%     23.32%     54.57%     -8.35%      9.80%     20.15%    98.28%+    -18.87%      4.33%
Index Total Return (1)(3)      -33.54%     25.73%     57.91%    -10.02%      9.13%     20.19%     92.60%    -19.66%      3.05%

 YEARS ENDED DECEMBER 31:
                               1996
 NET ASSET VALUE PER SHARE    $19.29
Market Value Per Share          $17.50
Premium/(Discount)              -9.30%
Income Dividends                     -
Capital Gains Distributions      $2.82
Fund Total Return (2)           19.93%
Index Total Return (1)(3)       25.12%

(1) Assumes dividends and distributions, if any, were reinvested.

(2) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.

(3) The U.S. dollar adjusted Kuala Lumpur Stock Exchange (KLSE) Composite Index is a broad based capitalization weighted index of 100 stocks listed on the exchange.

 * The Fund commenced operations on May 4, 1987.
 +This return does not include the effect of dilution in connection with the Rights Offering

The Malaysia Fund, Inc.
Portfolio Summary as of December 31, 1996 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

PORTFOLIO INVESTMENTS DIVERSIFICATION

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Portfolio Investments
Diversification
Equity Securities                        87.7%
Short-Term Investments                   12.3%

--------------------------------------------------------------------------------

SECTORS

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Sectors
Automobiles                      5.0%
Banking                         12.3%
Beverages & Tobacco              4.3%
Energy Sources                   9.1%
Financial Services               7.5%
Leisure & Tourism               13.2%
Machinery & Engineering          5.5%
Multi-Industry                  16.8%
Telecommunications               8.5%
Utilities - Electrical &
Gas                              4.6%
Other                           13.2%

--------------------------------------------------------------------------------

TEN LARGEST HOLDINGS*

                                                       PERCENT OF
                                                       NET ASSETS
                                                     ---------------
       1.  Malayan Banking Bhd                               9.3%
       2.  Telekom Malaysia Bhd                              8.5
       3.  Genting Bhd                                       7.2
       4.  Sime Darby Bhd                                    6.4
       5.  United Engineers                                  5.5

                                                       PERCENT OF
                                                       NET ASSETS
                                                     ---------------

       6.  Petronas Gas Bhd                                  5.4%
       7.  Resorts World Bhd                                 4.7
       8.  Tenaga Nasional Bhd                               4.6
       9.  Rothmans of Pall Mall Bhd                         4.3
      10.  Renong Bhd                                        4.3
                                                             ---
                                                            60.2%
                                                             ---
                                                             ---

--------------------------------------------------------------------------------

* Excludes short-term investments.

FINANCIAL STATEMENTS
---------

STATEMENT OF NET ASSETS
---------

DECEMBER 31, 1996

                                                                     VALUE
                                                   SHARES            (000)
-----------------------------------------------------------------
-------------
MALAYSIAN COMMON STOCKS (100.4%)
(Unless otherwise noted)
--------------------------------------------------
----------
AUTOMOBILES (5.0%)
  Edaran Otomobil Nasional Bhd                    400,000   U.S.$    3,999
  Oriental Holdings Bhd.                          417,200            2,841
  Perusahaan Otomobil Nasional                    400,000            2,534
                                                            --------------
                                                                     9,374
                                                            --------------
-----------------------------------------------------------------
-------------
BANKING (12.3%)
  Commerce Asset Holding Bhd                      607,000            4,567
  Kwong Yik Bank Bhd                              300,000            1,057
  Malayan Banking Bhd                           1,572,100           17,430
                                                            --------------
                                                                    23,054
                                                            --------------
-----------------------------------------------------------------
-------------
BEVERAGES & TOBACCO (4.3%)
  Rothmans of Pall Mall Bhd                       765,000            8,027
                                                            --------------
-----------------------------------------------------------------
-------------
BROADCASTING & PUBLISHING (0.5%)
  Nanyang Press Bhd                               250,000              911
                                                            --------------
-----------------------------------------------------------------
-------------
CONSTRUCTION & HOUSING (3.8%)
  IJM Corp. Bhd                                 3,000,000            7,068
                                                            --------------
-----------------------------------------------------------------
-------------
ENERGY SOURCES (9.1%)
  Dialog Group Bhd                                484,000            6,899
  Petronas Gas Bhd                              2,460,000           10,228
                                                            --------------
                                                                    17,127
                                                            --------------
-----------------------------------------------------------------
-------------
FINANCIAL SERVICES (7.5%)
  +Gadek Capital Bhd                            1,600,000            4,213
  Hong Leong Credit Bhd                           616,199            3,879
  MBF Capital Bhd                               2,908,000            4,721
  TA Enterprise Bhd                             1,000,000            1,322
                                                            --------------
                                                                    14,135
                                                            --------------
-----------------------------------------------------------------
-------------
FOOD AND HOUSEHOLD PRODUCTS (1.5%)
  Kentucky Fried Chicken Holdings Bhd             675,000            2,780
  +Kentucky Fried Chicken Holdings Bhd
    (Warrants), expiring 2/7/01                   135,000              161
                                                            --------------
                                                                     2,941
                                                            --------------
-----------------------------------------------------------------
-------------
INDUSTRIAL COMPONENTS (0.6%)
  Leader Universal Holdings Bhd                   544,000            1,142
                                                            --------------
-----------------------------------------------------------------
-------------
LEISURE & TOURISM (13.2%)
  Genting Bhd                                   1,974,000           13,600
  Resorts World Bhd                             1,936,666            8,819
  Tanjong plc                                     600,000            2,400
                                                            --------------
                                                                    24,819
                                                            --------------
-----------------------------------------------------------------
-------------
MACHINERY & ENGINEERING (5.5%)
  United Engineers                              1,136,000           10,256
                                                            --------------

-----------------------------------------------------------------
-------------

                                                                     VALUE
                                                   SHARES            (000)
-----------------------------------------------------------------
-------------
MISCELLANEOUS MATERIALS & COMMODITIES (2.7%)
  IOI Corp. Bhd                                   536,000   U.S.$      823
  Kian Joo Can Factory Bhd                        772,000            4,280
                                                            --------------
                                                                     5,103
                                                            --------------
-----------------------------------------------------------------
-------------
MULTI-INDUSTRY (16.8%)
  Hicom Holdings Bhd                            1,550,000            4,450
  +Hicom Holdings Bhd (Warrants),
    expiring 12/18/00                             220,000              282
  Killinghall Bhd                                 750,000            1,069
  Renong Bhd                                    4,500,000            7,983
  Road Builder Holdings                         1,000,000            5,662
  Sime Darby Bhd                                3,059,400           12,053
                                                            --------------
                                                                    31,499
                                                            --------------
-----------------------------------------------------------------
-------------
REAL ESTATE (2.7%)
  Selangor Properties Bhd                       2,000,000            2,194
  Sunway City Bhd                               1,163,000            2,809
                                                            --------------
                                                                     5,003
                                                            --------------
-----------------------------------------------------------------
-------------
TELECOMMUNICATIONS (8.5%)
  Telekom Malaysia Bhd                          1,798,000           16,019
                                                            --------------
-----------------------------------------------------------------
-------------
TRANSPORTATION -- SHIPPING (1.8%)
  Malaysian International Shipping Bhd
    (Foreign)                                   1,142,000            3,391
                                                            --------------
-----------------------------------------------------------------
-------------
UTILITIES -- ELECTRICAL & GAS (4.6%)
  Tenaga Nasional Bhd                           1,798,000            8,614
                                                            --------------
-----------------------------------------------------------------
-------------
TOTAL MALAYSIAN COMMON STOCKS
  (Cost U.S. $126,865)                                             188,483
                                                            --------------
-----------------------------------------------------------------
-------------

                                                     FACE
                                                   AMOUNT
                                                    (000)
---------------------------------------------------------
------------
SHORT-TERM INVESTMENT (14.0%)
REPURCHASE AGREEMENT (14.0%)
  Chase Securities, Inc. 5.95%, dated
   12/31/96, due 1/2/97, to be
   repurchased at U.S.$26,309,
   collateralized by U.S.$25,130 United
   States Treasury Bonds 7.25%, due
   5/15/16, valued at U.S.$26,803 (Cost
   U.S. $26,300)                          U.S.$    26,300           26,300
                                                            --------------
-----------------------------------------------------------------
-------------
FOREIGN CURRENCY ON DEPOSIT WITH CUSTODIAN (0.1%)
(Interest Bearing Demand Account)
  Malaysian Ringgit (Cost U.S. $151)       MYR        381              151
                                                            --------------
-----------------------------------------------------------------
-------------
TOTAL INVESTMENTS (114.5%)
  (Cost U.S. $153,316)                                             214,934
                                                            --------------
-----------------------------------------------------------------
-------------

    The accompanying notes are an integral part of the financial statements.

                                                   AMOUNT            VALUE
                                                    (000)            (000)
---------------------------------------------------------
------------
OTHER ASSETS (0.2%)
  Dividends Receivable                    U.S.$       252
  Receivable for Investments Sold                      76
  Interest Receivable                                   4
  Other Assets                                         17   U.S.$      349
                                          ---------------   --------------
-----------------------------------------------------------------
-------------
LIABILITIES (-14.7%)
  Payable for:
    Dividends Declared                            (27,123)
    U.S. Investment Advisory Fees                    (112)
    Custodian Fees                                    (83)
    Shareholder Reporting Expenses                    (60)
    Professional Fees                                 (60)
    Malaysian Investment Advisory Fees                (29)
    Directors' Fees and Expenses                      (29)
    Administrative Fees                               (24)
  Other Liabilities                                    (1)         (27,521)
                                          ---------------   --------------
-----------------------------------------------------------------
-------------
NET ASSETS (100%)
  Applicable to 9,732,966, issued and outstanding
    U.S. $0.01 par value shares (20,000,000 shares
    authorized)                                             U.S.$  187,762
                                                            --------------
                                                            --------------
-----------------------------------------------------------------
-------------
NET ASSET VALUE PER SHARE                                   U.S. $   19.29
                                                            --------------
                                                            --------------
-----------------------------------------------------------------
-------------
AT DECEMBER 31, 1996, NET ASSETS CONSISTED OF:
-----------------------------------------------------------------
  Common Stock                                              U.S.$       97
  Capital Surplus                                                  121,159
  Accumulated Net Investment Loss                                      (41)
  Accumulated Net Realized Gain                                      4,929
  Unrealized Appreciation on Investments and Foreign
    Currency Translations                                           61,618
-----------------------------------------------------------------
-------------
TOTAL NET ASSETS                                            U.S.$  187,762
                                                            --------------
                                                            --------------
-----------------------------------------------------------------
-------------

+ Non-income producing.

December  31, 1996  exchange rate --  Malaysian Ringgit (MYR)  5.526 = U.S.$1.00

Note: Prior governmental approval for foreign investments may be required under certain circumstances in some markets, and foreign ownership limitations may also be imposed by the charters of individual companies in such markets. As a result, an additional class of shares designated as foreign may be created and offered for investment. The local and foreign shares' market values may vary.

    The accompanying notes are an integral part of the financial statements.

                                                                                                 YEAR ENDED
                                                                                              DECEMBER 31, 1996
STATEMENT OF OPERATIONS                                                                             (000)
---------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
    Dividends...............................................................................  U.S.$    2,701
    Interest................................................................................             241
    Less: Foreign Taxes Withheld............................................................            (673)
---------------------------------------------------------------------------------------------------------------
      Total Income..........................................................................           2,269
---------------------------------------------------------------------------------------------------------------
EXPENSES
    U.S. Investment Advisory Fees...........................................................           1,330
    Custodian Fees..........................................................................             395
    Malaysian Investment Advisory Fees......................................................             305
    Administrative Fees.....................................................................             291
    Professional Fees.......................................................................             101
    Shareholder Reporting Expenses..........................................................              92
    Directors' Fees and Expenses............................................................              49
    Transfer Agent Fees.....................................................................              13
    Other Expenses..........................................................................              71
---------------------------------------------------------------------------------------------------------------
      Total Expenses........................................................................           2,647
---------------------------------------------------------------------------------------------------------------
          Net Investment Loss...............................................................            (378)
---------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS)
    Investment Securities Sold..............................................................          33,948
    Foreign Currency Transactions...........................................................             (71)
---------------------------------------------------------------------------------------------------------------
          Net Realized Gain.................................................................          33,877
---------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION
    Appreciation on Investments.............................................................             803
    Appreciation on Foreign Currency Translations...........................................              19
---------------------------------------------------------------------------------------------------------------
          Change in Unrealized Appreciation/Depreciation....................................             822
---------------------------------------------------------------------------------------------------------------
Total Net Realized Gain and Change in Unrealized Appreciation/Depreciation..................          34,699
---------------------------------------------------------------------------------------------------------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS....................................  U.S.$   34,321
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------

                                                                             YEAR ENDED          YEAR ENDED
                                                                          DECEMBER 31, 1996   DECEMBER 31, 1995
STATEMENT OF CHANGES IN NET ASSETS                                              (000)               (000)
---------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
    Net Investment Loss.................................................    U.S.$   (378)       U.S.$   (264)
    Net Realized Gain...................................................          33,877              10,663
    Change in Unrealized Appreciation/Depreciation......................             822              (2,177)
---------------------------------------------------------------------------------------------------------------
    Net Increase in Net Assets Resulting from Operations................          34,321               8,222
---------------------------------------------------------------------------------------------------------------
Distributions:
    Net Realized Gain...................................................         (27,444)             (7,166)
    In Excess of Net Realized Gain......................................              --                (969)
---------------------------------------------------------------------------------------------------------------
    Total Distributions.................................................         (27,444)             (8,135)
---------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
    Reinvestment of Distributions (10,818 Shares).......................             211                  --
---------------------------------------------------------------------------------------------------------------
    Total Increase......................................................           7,088                  87
Net Assets:
    Beginning of Year...................................................         180,674             180,587
---------------------------------------------------------------------------------------------------------------
    End of Year (including accumulated net investment loss of U.S.$41
     and U.S.$0, respectively.).........................................    U.S.$187,762        U.S.$180,674
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

                                                                               YEAR ENDED DECEMBER 31,
                                                    -----------------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS:                     1996            1995            1994            1993            1992
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR................    U.S.$ 18.58     U.S.$ 18.57     U.S.$ 27.32     U.S.$ 16.28     U.S.$ 13.55
---------------------------------------------------------------------------------------------------------------------------------
Offering Costs....................................             --              --              --           (0.07)             --
---------------------------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss)......................          (0.04)          (0.03)           0.01            0.03            0.13
Net Realized and Unrealized Gain (Loss) on
 Investments......................................           3.57            0.88           (5.15)          14.37            2.60
---------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations..............           3.53            0.85           (5.14)          14.40            2.73
---------------------------------------------------------------------------------------------------------------------------------
Distributions:
    Net Investment Income.........................             --              --              --           (0.13)             --
    In Excess of Net Investment Income............             --              --           (0.02)          (0.03)             --
    Net Realized Gains............................          (2.82)          (0.74)          (3.30)          (0.96)             --
    In Excess of Net Realized Gains...............             --           (0.10)          (0.29)          (0.17)             --
---------------------------------------------------------------------------------------------------------------------------------
    Total Distributions...........................          (2.82)          (0.84)          (3.61)          (1.29)             --
---------------------------------------------------------------------------------------------------------------------------------
Decrease in Net Asset Value due to Shares Issued
 through Rights Offering..........................             --              --              --           (2.00)             --
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR......................    U.S.$ 19.29     U.S.$ 18.58     U.S.$ 18.57     U.S.$ 27.32     U.S.$ 16.28
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE MARKET VALUE, END OF YEAR...............    U.S.$ 17.50     U.S.$ 17.00     U.S.$ 17.38     U.S.$ 28.00     U.S.$ 16.25
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:
    Market Value..................................          18.92%           2.03%         (25.94%)        103.00%*         38.30%
    Net Asset Value (1)...........................          19.93%           4.33%         (18.87%)         98.28%*         20.15%
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
RATIOS, SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (THOUSANDS)...............   U.S.$187,762    U.S.$180,674    U.S.$180,587    U.S.$265,377    U.S.$118,175
---------------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets...........           1.29%           1.44%           1.19%           1.60%           1.72%
Ratio of Net Investment Income (Loss) to Average
 Net Assets.......................................          (0.18%)         (0.14%)          0.05%           0.14%           0.86%
Portfolio Turnover Rate...........................             50%             33%             23%             43%             38%
Average Commission Rate (2).......................   U.S.$ 0.0186             N/A             N/A             N/A             N/A
---------------------------------------------------------------------------------------------------------------------------------
 *This return does not include the effect of dilution in connection with the Rights Offering.

(1)Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value of the Fund.

(2)For fiscal years beginning on or after September 1, 1995, a fund is required to disclose the average commission rate per share it paid for portfolio trades on which commissions were charged. For the year ended December 31, 1996, the average commission rate paid on trades on which commissions were charged was 0.63% of the trade amount.

    The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1996

---------

    The Malaysia Fund, Inc. (the "Fund") was incorporated on March 12, 1987 and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is long-term capital appreciation through investment primarily in equity securities.

A. The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  SECURITY    VALUATION:        In   valuing    the    Fund's    assets,   all
    listed securities for which market quotations are readily available are valued at the last sales price on the valuation date, or if there was no sale on such date, at the mean between the current bid and asked prices. Securities which are traded over-the-counter are valued at the average of the mean of current bid and asked prices obtained from reputable brokers. Short-term securities which mature in 60 days or less are valued at amortized cost. All other securities and assets for which market values are not readily available (including investments which are subject to limitations as to their sale) are valued at fair value as determined in good faith by the Board of Directors (the "Board"), although the actual calculations may be done by others.

2. TAXES: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for U.S. Federal income taxes is required in the financial statements.

   Prior to November 1, 1993, pursuant to a memorandum of understanding (the "MOU") with the Malaysian Treasury, the Fund was exempt, contingent on compliance with certain conditions, from payment of Malaysian income tax for a period of eight years which commenced with the establishment of the Fund. Effective November 1, 1993, the MOU was revised and as a result approximately 95% of the Fund's income was exempt from payment of Malaysian income tax of 30% through October 31, 1995. Effective November 1, 1995, all of the Fund's dividend and interest income is subject to Malaysian income tax. Malaysian income tax is included in foreign taxes withheld on the Statement of Operations.

3. REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counter-party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

4. FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currency are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

      - investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

      - investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

    Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end.
    Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

    Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of forward foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Net Assets. The change in net unrealized currency gains (losses) for the period is reflected in the Statement of Operations.

5.  FORWARD FOREIGN CURRENCY EXCHANGE
CONTRACTS: The Fund may enter into forward foreign currency exchange contracts to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates. A forward foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to U.S. dollars.

6. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis. Dividend income is recorded on the ex-dividend date (except certain dividends which may be recorded as soon as the Fund is informed of such dividend) net of applicable withholding taxes where recovery of such taxes is not reasonably assured.

    The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for foreign currency transactions and of the timing of the recognition of gains and losses on securities.

    Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and capital surplus.

    Adjustments for permanent book-tax differences, if any, are not reflected in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

B. Morgan Stanley Asset Management Inc. (the "U.S. Adviser") provides investment advisory services to the Fund under the terms of an Investment Advisory Agreement (the "Agreement"). Under the Agreement, the U.S. Adviser is paid a fee computed weekly and payable monthly at an annual rate of .90% of the Fund's first $50 million of average weekly net assets, .70% of the Fund's next $50 million of average weekly net assets and .50% of the Fund's average weekly net assets in excess of $100 million.

C. Arab-Malaysian Consultant Sdn Bhd (the "Malaysian Adviser") provides investment advice, research and assistance on behalf of the Fund to Morgan Stanley Asset Management Inc. under terms of a contract. Under the contract, the Malaysian Adviser is paid a fee computed weekly and payable monthly at an annual rate of .25% of the Fund's first $50 million of average weekly net assets, .15% of the Fund's next $50 million of average weekly net assets and .10% of the Fund's average weekly net assets in excess of $100 million.

For the year ended December 31, 1996, the Fund incurred $97,000 of brokerage commissions to Arab Malaysian Securities, an affiliate of the Malaysian Adviser. In addition, for the year ended December 31, 1996, the Fund incurred approximately $2,000 of brokerage commissions with Morgan Stanley & Co. Incorporated, an affiliate of the adviser.

D. The Chase Manhattan Bank, through its affiliate Chase Global Funds Services Company (the "Administrator"), provides administrative services to the Fund under an Administration Agreement. Under the Administration Agreement, the Administrator is paid a fee computed weekly and payable monthly at an annual rate of .20% of the Fund's first $50 million of average weekly net assets, .15% of the Fund's next $50 million of average weekly net assets and .10% of the Fund's average weekly net assets in excess of $100 million. In addition, the Fund is charged certain out of pocket expenses by the Administrator. The Chase Manhattan Bank acts as custodian for the Fund's assets held in the United States.

E. Morgan Stanley Trust Company (the "International Custodian"), an affiliate of the Adviser, acts as custodian for the Fund's assets held outside the United States in accordance with a Custody Agreement. Custody fees are payable monthly based on assets under custody, investment purchase and sales activity, an account maintenance fee, plus reimbursement for certain out-of-pocket expenses. During the year ended December 31, 1996, the Fund incurred international custodian fees of $391,000 of which $82,000 was payable to the International Custodian at December 31, 1996. In addition, for the year ended December 31, 1996, the Fund has earned interest income of $13,000 on balances with the International Custodian.

F. During the year ended December 31, 1996, the Fund made purchases and sales totaling approximately $99,126,000 and $125,448,000 respectively, of investment securities other than long-term U.S. Government securities and short term investments. There were no purchases or sales of long-term U.S. Government securities. At December 31, 1996, the U.S. Federal income tax cost basis of securities was the same as that for financial reporting purposes and accordingly, net unrealized appreciation for U.S. Federal income tax purposes was $61,618,000, of which $65,958,000 related to appreciated securities and $4,340,000 related to depreciated securities. For the year ended December 31, 1996, the Fund expects to defer, to January 1, 1997, for U.S. Federal income tax purposes, post-October currency losses of $42,000.

G. A significant portion of the Fund's net assets consist of Malaysian equity securities and foreign currency. Changes in currency exchange rates will affect the value of and investment income from such investments. Foreign securities may be subject to greater price volatility, lower liquidity and less diversity than equity securities of companies based in the United States. In addition, foreign securities may be subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty.

H. Each Director of the Fund who is not an officer of the Fund or an affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Directors' Deferred Compensation Plan (the "Plan"). Under the Plan, such Directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred portions are treated, based on an election by the Director, as if they were either invested in the Fund's shares or invested in U.S. Treasury Bills, as defined under the Plan. The deferred fees payable, under the Plan, at December 31, 1996 totaled $18,000 and are included in Payable for Directors' Fees and Expenses on the Statement of Net Assets.

I. During December 1996, the Board declared a distribution of $2.79 per share derived from net realized gains, payable on January 9, 1997, to shareholders of record on December 31, 1996.

--------------------------------------------------------------------------------

FEDERAL INCOME TAX INFORMATION (UNAUDITED)
For the year ended December 31, 1996, the Fund designates $21,876,000 as long-term capital gain and expects to pass through to its shareholders foreign tax credits of approximately $673,000. In addition, for the year ended December 31, 1996, gross income derived from sources within foreign countries amounted to $2,900,000.

REPORT OF INDEPENDENT ACCOUNTANTS
---------

To the Shareholders and Board of Directors of The Malaysia Fund, Inc.

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Malaysia Fund, Inc. (the "Fund") at December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996 by correspondence with the custodians and a broker and the application of alternative auditing procedures where the confirmation from the broker was not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036
February 10, 1997

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

    Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), shareholders may elect, by instructing Boston Equiserve (the "Plan Agent") in writing, to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, semiannually, in any amount from $100 to $3,000, for investment in Fund shares. Shareholders who do not participate in the Plan will receive distributions in cash.
    Dividend and capital gain distributions will be reinvested on the reinvestment date in full and fractional shares. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value. If net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at the market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a dividend or capital gain distribution payable only in cash, non-participants in the Plan will receive cash and the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.
    The Plan Agent's fees for the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant's behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although shareholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.
    In the case of shareholders, such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are participating in the Plan.
    Participants who wish to withdraw from the Plan should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

                           The Malaysia Fund, Inc.
                            Boston Equiserve
                            Dividend Reinvestment and Cash Purchase Plan
                            P.O. Box 1681
                            Boston, MA 02105
                            1-800-422-2001